January 21, 2025 2024 Fourth Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on the Company’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (7) the Company’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the effectiveness of the Company’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (11) the Company’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) the impact, extent and timing of technological changes, (13) concentrations of credit or deposit exposure, (14) the impact of natural disasters, pandemics, acts of war or terrorism, or other catastrophic events, (15) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and/or (16) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Additionally, the Company presents adjusted risk-weighted assets, adjusted common equity tier 1 capital and adjusted total risk-based capital to show the impact if all available-for-sale securities were sold. Adjusted risk-weighted assets excludes the book value and net unrealized loss of the available-for-sale securities portfolio. Adjusted common equity tier 1 and adjusted total risk-based capital includes the portion of accumulated other comprehensive income related to available-for-sale securities that the Company has elected to remove from the capital calculations in accordance with the capital rules. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. Also, since investors may assess the Company’s capital adequacy with the impact of the net unrealized losses on available-for-sale securities, the Company believes that it is useful to provide investors the ability to assess the Company’s capital adequacy as if all available-for-sale securities were sold. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

4Q 2024 and Annual Highlights

Key highlights

- Loans HFI grew by 5.22% annualized compared to 3Q 2024, while total deposit balances grew by 8.49% annualized
- 4Q 2024 net income of $37.9 million and $39.8 million on an adjusted[1] basis, resulting in ROAA and adjusted ROAA[1] of 1.14% and 1.20%, respectively.
- 4Q 2024 pre-tax pre-provision net revenue of $57.2 million and $59.8 million an adjusted[1] basis resulting in adjusted PPNR ROAA[1] of 1.80%.
- Net interest income of $108.4 million, up $2.4 million or 2.23% from the previous quarter
  - Higher average earning asset base, up 14.1% annualized from 3Q 2024
  - Higher yield on securities of 3.87%, up 19 basis points compared to 3Q 2024, driven by a full quarter of reinvested proceeds from the prior quarter's securities restructuring
  - Improved interest expense despite an increase in balances, driven by a decrease in total deposit costs of 13 basis points compared to 3Q 2024
  - Net interest margin decrease of 5 basis points, to 3.50%, impacted by higher interest-earning cash balances held during the quarter
- Core banking segment efficiency ratio[1] of 50.2% compared to 54.1% in 3Q 2024 and 56.5% in 4Q 2023. Efficiency ratio impacted by a decrease in annual incentive accruals and a favorable franchise tax benefit during the quarter
- ACL of 1.58% of loans HFI with annualized net charge-offs of 0.47% in the quarter, impacted by a $10.5 million charge-off of a single C&I relationship for which the Company was well reserved
- Continued capital build:
  - Tangible Common Equity to Tangible Assets[1] 10.2%
  - Preliminary Common Equity Tier 1 Ratio of 12.8%
  - Preliminary Total Risk-Based Capital of 15.2%
  - C&D and CRE concentration ratios within target ranges

Financial results

	4Q 2024	FY 2024
Diluted earnings per common share	$0.81	$2.48
Adjusted diluted earnings per common share[1]	*$0.85*	*$3.40*
Net income ($mm)	$37.9	$116.0
Adjusted net income[1] ($mm)	*$39.8*	*$159.3*
Return on average assets	1.14%	0.91%
Adjusted return on average assets[1]	*1.20%*	*1.25%*
Return on average common equity	9.63%	7.71%
Adjusted return on average common equity[1]	*10.1%*	*10.6%*
Return on average tangible common equity[1]	11.5%	9.24%
Adjusted return on average tangible common equity[1]	*12.2%*	*12.9%*
Pre-tax pre-provision net revenue ($mm)	$57.2	$158.7
Adjusted pre-tax pre-provision net revenue[1] ($mm)	*$59.8*	*$217.1*
Adjusted pre-tax pre-provision net revenue return on average assets[1]	*1.80%*	*1.71%*
Net interest margin (tax-equivalent basis)	3.50%	3.51%
Total common equity / total assets	11.9%	11.9%
Tangible common equity / tangible assets[1]	*10.2%*	*10.2%*

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

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4 Driving shareholder value ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 4Q24 calculation is preliminary and subject to change. Earnings per Share $1.67 $3.97 $2.64 $2.57 $2.48 $3.70 $3.76 $2.92 $3.01 $3.40 2020 2021 2022 2023 2024 Earnings per Share Adjusted Earnings per Share1 Dashboard Adjusted PPNR1 Total RBC Ratio2 NPLs / Loans HFI Book Value per Share Adjusted ROATCE1 12.9% 13.5% 13.1% 12.7% 12.2% 4Q23 1Q24 2Q24 3Q24 4Q24 0.65% 0.73% 0.79% 0.96% 0.87% 4Q23 1Q24 2Q24 3Q24 4Q24 $45.4 $51.2 $52.4 $53.8 $59.8 4Q23 1Q24 2Q24 3Q24 4Q24 $27.35 $30.13 $28.36 $31.05 $33.59 $21.73 $24.67 $22.90 $25.69 $28.27 2020 2021 2022 2023 2024 BVPS TBVPS1 14.5% 15.0% 15.1% 15.1% 15.2% 4Q23 1Q24 2Q24 3Q24 4Q24

5 Well-capitalized for future opportunities Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,721mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $25.69 $28.27 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 2024 4Q243Q244Q23 11.9%12.1%11.5%Shareholder’s Equity/Assets 10.2%10.4%9.7%TCE/TA1 12.8%12.7%12.2%Common Equity Tier 12 13.1%13.0%12.5%Tier 1 Risk-Based2 15.2%15.1%14.5%Total Risk-Based2 11.3%11.5%11.3%Tier 1 Leverage2 70%69%93%C&D to 100% Tier 1 Capital plus ACL2,3 249%245%265%CRE to 300% Tier 1 Capital plus ACL2,3 AOCI Adjusted Ratios1,2 12.1%Adj. Common Equity Tier 1 14.5%Adjusted Total Risk-Based Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 4Q24 calculation is preliminary and subject to change. 3 Concentration ratios for FirstBank.

6 Building operating leverage Highlights ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ Noninterest expense ($mm) Consolidated 4Q 2024 efficiency ratio of 56.1% and core efficiency ratio¹ of 54.6% compared to 85.1% and 58.4% in 3Q 2024, respectively and 68.9% and 61.7% in 4Q 2023, respectively Expense decrease during the quarter driven by a right sizing of our short-term incentive pool to close the year and a one-time franchise tax benefit Continued focus on adding scale to realize benefits of prior investments in efficient operating platform Mortgage efficiency ratio continues to be elevated due to interest rate environment, excess industry capacity and housing affordability challenges $80.2 $72.4 $75.1 $76.2 $73.2 $74.4 $71.9 $74.1 $76.2 $72.7 $62.6 $59.8 $61.3 $63.3 $60.6 4Q23 1Q24 2Q24 3Q24 4Q24 Consolidated Consolidated core Banking core1 1 56.5% 54.4% 53.9% 54.1% 50.2% 120.3% 88.0% 95.0% 95.4% 98.3% 61.7% 58.1% 58.3% 58.4% 54.6% 4Q23 1Q24 2Q24 3Q24 4Q24 Banking segment Mortgage segment Consolidated

7 3.50%3.55%3.57%3.42%3.46%NIM1 30443 Impact of accretion and nonaccrual interest (bps) Deposit Cost: 3.59%3.93%3.93%3.93%3.88%Cost of MMDA 4.00%3.97%4.00%3.90%3.69%Cost of customer time 3.37%3.58%3.52%3.49%3.40%Cost of interest-bearing 2.70%2.83%2.77%2.76%2.65%Total deposit cost Loans HFI Yield: 6.40%6.62%6.60%6.55%6.43%Contractual interest1 0.08%0.08%0.06%0.06%0.14% Origination and other loan fee income 0.03%0.00%0.03%0.01%0.02%Nonaccrual interest 0.00%0.00%0.01%0.02%0.00% Accretion on purchased loans 6.51%6.70%6.70%6.64%6.59%Total loan (HFI) yield 3.87%3.68%3.29%2.71%2.45%Securities yield¹ Stable net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 4Q23 1Q24 2Q24 3Q24 4Q24 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM

8 1-4 family 17% 1-4 family HELOC 6% Multifamily 7% C&D 11% CRE 22% C&I 32% Other 5% Residential Development 43% Commercial 28% Consumer 14% Multifamily 15% Office 17% Retail 23% Hotel 15% Warehouse/Industrial 16% Land-Mobile Home Park 4% Self Storage 6% Healthcare Facility 4% Assisted Living Facility 7% Other 8% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of December 31, 20241 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type % of TotalTotalCRE-OOC&IIndustry 17%$ 509$ 226$ 283Real estate rental and leasing 9%290118172Manufacturing 9%28816272Finance and insurance 9%28320281Other services (except public administration) 9%27218884Retail trade 7%21013377Health care and social assistance 6%1777998Wholesale trade 6%16863105Construction 5%14739108Professional, scientific and technical services 4%12710126Accommodation and food services 4%1265175Transportation and warehousing 3%1031489Information 4%841470Administrative and support and waste management and remediation services 2%721953Educational services 6%1939598Other 100%3,0491,3581,691Total

Office exposure (non-owner occupied CRE & C&D)

- Office loans represent only 3.8% of our total HFI loan portfolio as of the end of 4Q24
- Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors
- Reviewed all office loans with commitments greater than $2 million ($273.7 million outstanding, or 75% of total office portfolio) with limited concerns uncovered
- 12.9% and 16.6% of the total office portfolio matures through 2025 and 2026, respectively
- 52% of the total office portfolio is fixed rate vs. 48% floating rate
- As of 4Q24, 98% of the portfolio is pass rated and current

Credit detail by class

Class	Outstanding ($mm)	Average Balance ($mm)	Wtd. Avg. LTV	Wtd. Avg. Occupancy
Class A > $2 million	$85.1	$9.5	54.7%	91.4%
Class B > $2 million	$138.6	$6.3	62.8%	82.7%
Class C > $2 million	$50.0	$5.0	65.2%	71.1%
Total > $2 million	$273.7	$6.7	60.7%	83.3%
Total < $2 million	91.9	0.6	N/A	N/A
Total Office	**$365.6**	**$1.8**	**N/A**	**N/A**

Geographic exposure



Communities 10%
Other 5%
Chattanooga 2%
Birmingham 6%
Huntsville 5%
Knoxville 3%
Memphis 10%
Nashville 59%

Exposure by class



Under $2 Million 25%
Class A 23%
Class C 14%
Class B 38%

Note: Data as of December 31, 2024. Data excludes medical office buildings.

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10 0.65% 0.73% 0.79% 0.96% 0.87% 4Q23 1Q24 2Q24 3Q24 4Q24 (0.04%) 0.02% 0.02% 0.03% 0.47% 4Q23 1Q24 2Q24 3Q24 4Q24 0.52% 0.58% 0.63% 0.76% 0.69% 0.17% 0.17% 0.18% 0.23% 0.24%0.69% 0.75% 0.81% 0.99% 0.93% 4Q23 1Q24 2Q24 3Q24 4Q24 Optional GNMA repurchase Other NPAs 1.60% 1.63% 1.67% 1.65% 1.58% 4Q23 1Q24 2Q24 3Q24 4Q24 Asset quality remains solid Nonperforming assets / assets Nonperforming loans HFI / loans HFI ACL on loans HFI / loans HFI Annualized net (recoveries) charge-offs / avg. loans HFI 1 Includes other real estate owned and repossessed assets–see page 13 of the Fourth Quarter 2024 Financial Supplement. 1

11 1.60% 1.14% 1.18% 0.86% 2.53% 1.46% 1.69% 1.78% 4.11% 1.65% 1.43% 1.20% 0.87% 2.83% 1.47% 1.61% 1.81% 3.96% 1.58% 0.99% 1.22% 0.88% 2.91% 1.61% 1.57% 1.82% 3.90% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 4Q23 3Q24 4Q24 Allowance for credit losses overview ACL on loans HFI / Loans HFI by category  Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1 Source: Moody’s “December 2024 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. For the year ended December 31,For the quarter ended 20282027202620252Q251Q25 $25,150.1$24,634.2$24,201.0$23,820.7$23,771.7$23,664.6GDP(bcw$) 2.1%1.8%1.6%2.2%1.8%2.2%Annualized % Change 161.7161.2160.8160.1160.0159.7Total Employment (millions) 4.0%4.1%4.1%4.1%4.1%4.1%Unemployment Rate 350.7333.9314.9304.2304.6305.1CRE Price Index 2.0%1.8%1.8%1.2%1.1%0.9%NCREIF Property Index: Rate of Return

12 Noninterest- bearing checking 19% Interest-bearing checking 26%Money market 36% Savings 3% Time 16% 45% Checking accounts Valuable deposit base Cost of deposits 4Q24 Deposit composition 21.0% 20.8% 20.9% 20.3% 18.9% 2.65% 2.76% 2.77% 2.83% 2.70% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 4Q23 1Q24 2Q24 3Q24 4Q24 Noninterest-bearing as % of total deposits Cost of total deposits (%) $4,881 $4,866 $4,675 $4,676 $4,853 $4,070 $4,085 $4,271 $4,887 $4,802 $1,597 $1,554 $1,522 $1,413 $1,555 $10,548 $10,505 $10,468 $10,976 $11,210 4Q23 1Q24 2Q24 3Q24 4Q24 Consumer Commercial Public Deposits by customer segment ($mm) 4Q24 Insured, collateralized or uninsured by segment ($mm) $3,813 $2,979 $57 $1,498 $1,040 $1,823 $4,853 $4,802 $1,555 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized

FirstBank

Strong liquidity position

- Balance sheet structure provides multiple options to increase returns including core funded loan growth and/or continued deposit cost mitigation
- Securities portfolio makes up 11.7% of total assets and does not include any HTM securities
- On-balance sheet liquidity of $1.6 billion or 57% of estimated uninsured and uncollateralized deposits
- Additional $2.3 billion of real estate loans held at REIT subsidiary available to the Company as additional borrowing capacity

Liquidity / Uninsured and Uncollateralized (UU) Deposits



269%
268%
259%
245%
294%
226%
224%
215%
201%
237%
43%
44%
44%
44%
57%
4Q23
1Q24
2Q24
3Q24
4Q24
On-balance sheet / UU deposits
Available sources / UU deposits

On-balance sheet liquidity ($mm)



On-balance sheet liquidity
On-balance sheet liquidity / tangible assets 1
$1,353
$1,385
$1,414
$1,462
$1,644
11.0%
11.3%
11.5%
11.5%
12.7%
4Q23
1Q24
2Q24
3Q24
4Q24

4Q24 Sources of liquidity ($mm)

Current on-balance sheet:	
Cash and equivalents	$1,042.5
Unpledged available-for-sale debt securities	601.0
Total on-balance sheet	**$1,643.5**
Available sources of liquidity:	
Unsecured borrowing capacity[2]	$3,318.1
FHLB remaining borrowing capacity[3]	1,397.9
Federal Reserve discount window	2,053.5
Total available sources	**$6,769.5**

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Includes capacity from internal policy. [3] FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity.

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14 Mortgage performance in 4Q 2024 Highlights Mortgage segment pre-tax net contribution of $0.3 million in 4Q 2024 Mortgage segment profitability has stabilized delivering positive pre-tax net contribution over the last 4 quarters Grew the team with the addition of 5 new mortgage originators during 4Q 2024 Mortgage banking income ($mm) 4Q243Q244Q23 $7.8$9.3$7.4 Gains and fees from originations and sale of loans HFS ($0.1)($0.5)($1.7) Fair value changes of loans HFS and derivatives $7.3$7.2$7.5Servicing revenue ($4.4)($4.5)($4.8)Fair value MSR changes $10.6$11.5$8.4Total Income 2.87% 2.65% 2.84% 2.84% 2.71% 4Q23 1Q24 2Q24 3Q24 4Q24 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin $201 $320 $336 $314 $258 $45 $57 $49 $67 $58 $246 $377 $385 $381 $316 4Q23 1Q24 2Q24 3Q24 4Q24 Purchase Refinance

15 Appendix

16 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

21 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted tangible net income

22 GAAP reconciliations and use of non-GAAP financial measures Adjusted Common Equity Tier 1 and Total Risk-Based capital ratios

23 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

24 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis) and core revenue ratios

25 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency ratios (tax-equivalent basis) and core revenue ratios

26 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

27 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

28 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

29 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures

30 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

31 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures